                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                        AMERICAN VISION SERIES VUL 2002

                               Flexible Premium
                       Variable Life Insurance Policies

                        Supplement dated April 29, 2013
                    to the Prospectus dated April 28, 2008

   This supplement updates certain information contained in the April 28, 2008 American Vision Series VUL 2002 prospectus, as annually and periodically supplemented. You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your policy, without charge, on request. These policies are no longer available for sale.

   General American Life Insurance Company is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. General American's Home Office is 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

   THE ELIGIBLE FUND PROSPECTUSES MAY BE OBTAINED BY CALLING 1-800-638-9294.

   WE DO NOT GUARANTEE HOW ANY OF THE DIVISIONS OR FUNDS WILL PERFORM. THE POLICIES AND THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

   THE FINANCIAL INDUSTRY REGULATORY AUTHORITY ("FINRA") PROVIDES BACKGROUND INFORMATION ABOUT BROKER-DEALERS AND THEIR REGISTERED REPRESENTATIVES THROUGH FINRA BROKERCHECK. YOU MAY CONTACT THE FINRA BROKER-CHECK HOTLINE AT 1-800-289-9999, OR LOG ON TO WWW.FINRA.ORG. AN INVESTOR BROCHURE THAT INCLUDES INFORMATION DESCRIBING FINRA BROKERCHECK IS AVAILABLE THROUGH THE HOTLINE OR ON-LINE.

                                  FEE TABLES

ANNUAL ELIGIBLE FUND OPERATING EXPENSES

   The next table describes the Eligible Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Eligible Funds for the fiscal year ended December 31, 2012. Expenses of the Eligible Funds may be higher or lower in the future. Certain Eligible Funds may impose a redemption fee in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the table that follows and in the prospectus for each Eligible Fund.

                                                                    MINIMUM MAXIMUM
                                                                    ------- -------
Total Annual Fund Operating Expenses
  (expenses that are deducted from Eligible Fund assets, including
  management fees, distribution (12b-1) fees, and other expenses)..  0.28%   1.00%

   The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2012, before and after any applicable fee waivers and expense reimbursements:

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                        DISTRIBUTION            ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                           AND/OR               FUND FEES  ANNUAL      AND/OR      ANNUAL
                                            MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                               FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                            ---------- --------------- -------- --------- --------- ------------- ---------
AMERICAN FUNDS INSURANCE SERIES(R) --
 CLASS 2
American Funds Global Small
 Capitalization Fund.......................   0.71%         0.25%       0.04%        --     1.00%          --       1.00%
American Funds Growth Fund.................   0.33%         0.25%       0.02%        --     0.60%          --       0.60%
American Funds Growth-Income Fund..........   0.27%         0.25%       0.02%        --     0.54%          --       0.54%
FIDELITY(R) VARIABLE INSURANCE PRODUCTS --
 INITIAL CLASS
Equity-Income Portfolio....................   0.46%            --       0.10%        --     0.56%          --       0.56%
MET INVESTORS SERIES TRUST -- CLASS A
Clarion Global Real Estate Portfolio.......   0.60%            --       0.06%        --     0.66%          --       0.66%
ClearBridge Aggressive Growth
 Portfolio.................................   0.61%            --       0.03%        --     0.64%          --       0.64%
Harris Oakmark International Portfolio.....   0.77%            --       0.06%        --     0.83%       0.02%       0.81%
Invesco Small Cap Growth Portfolio.........   0.85%            --       0.02%        --     0.87%       0.01%       0.86%
Lord Abbett Bond Debenture Portfolio.......   0.51%            --       0.03%        --     0.54%          --       0.54%
Lord Abbett Mid Cap Value Portfolio........   0.65%            --       0.04%     0.06%     0.75%       0.00%       0.75%
MetLife Aggressive Strategy Portfolio......   0.09%            --       0.01%     0.72%     0.82%          --       0.82%
MFS(R) Research International Portfolio....   0.68%            --       0.07%        --     0.75%       0.05%       0.70%
Morgan Stanley Mid Cap Growth
 Portfolio.................................   0.65%            --       0.07%        --     0.72%       0.01%       0.71%
PIMCO Total Return Portfolio...............   0.48%            --       0.03%        --     0.51%          --       0.51%
T. Rowe Price Mid Cap Growth
 Portfolio.................................   0.75%            --       0.03%        --     0.78%          --       0.78%

                                                       DISTRIBUTION            ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                          AND/OR               FUND FEES  ANNUAL      AND/OR      ANNUAL
                                           MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                              FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                           ---------- --------------- -------- --------- --------- ------------- ---------
METROPOLITAN SERIES FUND
Baillie Gifford International Stock
 Portfolio -- Class A.....................   0.81%            --       0.10%        --     0.91%       0.10%       0.81%
Barclays Aggregate Bond Index
 Portfolio -- Class A.....................   0.25%            --       0.04%        --     0.29%       0.01%       0.28%
BlackRock Bond Income Portfolio --
 Class A..................................   0.32%            --       0.04%        --     0.36%       0.00%       0.36%
BlackRock Capital Appreciation
 Portfolio -- Class A.....................   0.70%            --       0.03%        --     0.73%       0.01%       0.72%
BlackRock Diversified Portfolio --
 Class E..................................   0.46%         0.15%       0.07%        --     0.68%          --       0.68%
BlackRock Large Cap Value Portfolio --
 Class A..................................   0.63%            --       0.03%        --     0.66%       0.03%       0.63%
BlackRock Money Market Portfolio --
 Class A..................................   0.33%            --       0.02%        --     0.35%       0.01%       0.34%
Davis Venture Value Portfolio --
 Class A..................................   0.70%            --       0.03%        --     0.73%       0.05%       0.68%
Frontier Mid Cap Growth Portfolio --
 Class A..................................   0.73%            --       0.05%        --     0.78%       0.02%       0.76%
Jennison Growth Portfolio -- Class A......   0.61%            --       0.03%        --     0.64%       0.07%       0.57%
Met/Artisan Mid Cap Value Portfolio --
 Class A..................................   0.81%            --       0.04%        --     0.85%          --       0.85%
MetLife Conservative Allocation
 Portfolio -- Class A.....................   0.09%            --       0.02%     0.54%     0.65%       0.01%       0.64%
MetLife Conservative to Moderate
 Allocation Portfolio -- Class A..........   0.07%            --       0.01%     0.58%     0.66%       0.00%       0.66%
MetLife Mid Cap Stock Index Portfolio --
 Class A..................................   0.25%            --       0.07%     0.02%     0.34%       0.00%       0.34%
MetLife Moderate Allocation Portfolio --
 Class A..................................   0.06%            --          --     0.63%     0.69%       0.00%       0.69%
MetLife Moderate to Aggressive Allocation
 Portfolio -- Class A.....................   0.06%            --       0.01%     0.67%     0.74%       0.00%       0.74%
MetLife Stock Index Portfolio --
 Class A..................................   0.25%            --       0.03%        --     0.28%       0.01%       0.27%
MFS(R) Total Return Portfolio -- Class A..   0.55%            --       0.05%        --     0.60%          --       0.60%
MFS(R) Value Portfolio -- Class A.........   0.70%            --       0.03%        --     0.73%       0.13%       0.60%
MSCI EAFE(R) Index Portfolio -- Class A...   0.30%            --       0.11%     0.01%     0.42%       0.00%       0.42%
Neuberger Berman Genesis Portfolio --
 Class A..................................   0.82%            --       0.04%        --     0.86%       0.01%       0.85%
Russell 2000(R) Index Portfolio --
 Class A..................................   0.25%            --       0.08%     0.09%     0.42%       0.00%       0.42%
T. Rowe Price Large Cap Growth
 Portfolio -- Class A.....................   0.60%            --       0.04%        --     0.64%       0.01%       0.63%
T. Rowe Price Small Cap Growth
 Portfolio -- Class A.....................   0.49%            --       0.06%        --     0.55%          --       0.55%
Western Asset Management U.S.
 Government Portfolio -- Class A..........   0.47%            --       0.03%        --     0.50%       0.02%       0.48%

   The information shown in the table above was provided by the Eligible Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Eligible Fund's 2013 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Eligible Fund, but that the expenses of the Eligible Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Eligible Fund's board of directors or trustees, are not shown.

   Certain Eligible Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Eligible Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

   FIDELITY VARIABLE INSURANCE PRODUCTS AND THE AMERICAN FUNDS INSURANCE SERIES ARE NOT AFFILIATED WITH GENERAL AMERICAN.

                       THE COMPANY, THE SEPARATE ACCOUNT
                            AND THE ELIGIBLE FUNDS

THE ELIGIBLE FUNDS

   Each Division of the Separate Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.

   The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:

                                                                                     INVESTMENT
FUND                                        INVESTMENT OBJECTIVE                 ADVISER/SUBADVISER
----                                         --------------------                 ------------------
AMERICAN FUNDS INSURANCE SERIES(R)
  -- CLASS 2

American Funds Global Small         Seeks long-term growth of capital.     Capital Research and Management
  Capitalization Fund                                                      Company

American Funds Growth Fund          Seeks growth of capital.               Capital Research and Management
                                                                           Company

American Funds Growth-Income        Seeks long-term growth of capital      Capital Research and Management
  Fund                              and income.                            Company

FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- INITIAL CLASS

Equity-Income Portfolio             Seeks reasonable income. The fund      Fidelity Management & Research
                                    will also consider the potential for   Company
                                    capital appreciation. The fund's goal  Subadviser: FMR Co., Inc.
                                    is to achieve a yield which exceeds
                                    the composite yield on the
                                    securities comprising the S&P 500(R)
                                    Index.

                                                                                         INVESTMENT
FUND                                          INVESTMENT OBJECTIVE                    ADVISER/SUBADVISER
----                                           --------------------                   ------------------

MET INVESTORS SERIES TRUST --
  CLASS A

Clarion Global Real Estate Portfolio  Seeks total return through             MetLife Advisers, LLC
                                      investment in real estate securities,  Subadviser: CBRE Clarion
                                      emphasizing both capital               Securities LLC
                                      appreciation and current income.

ClearBridge Aggressive Growth         Seeks capital appreciation.            MetLife Advisers, LLC
  Portfolio (formerly Legg Mason                                             Subadviser: ClearBridge
  ClearBridge Aggressive Growth                                              Investments, LLC
  Portfolio)

Harris Oakmark International          Seeks long-term capital                MetLife Advisers, LLC
  Portfolio                           appreciation.                          Subadviser: Harris Associates L.P.

Invesco Small Cap Growth Portfolio    Seeks long-term growth of capital.     MetLife Advisers, LLC
                                                                             Subadviser: Invesco Advisers, Inc.

Lord Abbett Bond Debenture            Seeks high current income and the      MetLife Advisers, LLC
  Portfolio                           opportunity for capital appreciation   Subadviser: Lord, Abbett & Co. LLC
                                      to produce a high total return.

Lord Abbett Mid Cap Value Portfolio   Seeks capital appreciation through     MetLife Advisers, LLC
                                      investments, primarily in equity       Subadviser: Lord, Abbett & Co. LLC
                                      securities, which are believed to be
                                      undervalued in the marketplace.

MetLife Aggressive Strategy           Seeks growth of capital.               MetLife Advisers, LLC
  Portfolio

MFS(R) Research International         Seeks capital appreciation.            MetLife Advisers, LLC
  Portfolio                                                                  Subadviser: Massachusetts
                                                                             Financial Services Company

Morgan Stanley Mid Cap Growth         Seeks capital appreciation.            MetLife Advisers, LLC
  Portfolio                                                                  Subadviser: Morgan Stanley
                                                                             Investment Management Inc.

PIMCO Total Return Portfolio          Seeks maximum total return,            MetLife Advisers, LLC
                                      consistent with the preservation of    Subadviser: Pacific Investment
                                      capital and prudent investment         Management Company LLC
                                      management.

T. Rowe Price Mid Cap Growth          Seeks long-term growth of capital.     MetLife Advisers, LLC
  Portfolio                                                                  Subadviser: T. Rowe Price
                                                                             Associates, Inc.

METROPOLITAN SERIES FUND

Baillie Gifford International Stock   Seeks long-term growth of capital.     MetLife Advisers, LLC
  Portfolio -- Class A                                                       Subadviser: Baillie Gifford Overseas
                                                                             Limited

Barclays Aggregate Bond Index         Seeks to track the performance of      MetLife Advisers, LLC
  Portfolio (formerly Barclays        the Barclays U.S. Aggregate Bond       Subadviser: MetLife Investment
  Capital Aggregate Bond Index        Index.                                 Management, LLC
  Portfolio) -- Class A

BlackRock Bond Income                 Seeks a competitive total return       MetLife Advisers, LLC
  Portfolio -- Class A                primarily from investing in fixed-     Subadviser: BlackRock Advisors,
                                      income securities.                     LLC

                                                                                    INVESTMENT
FUND                                        INVESTMENT OBJECTIVE                ADVISER/SUBADVISER
----                                        --------------------                 ------------------

BlackRock Capital Appreciation      Seeks long-term growth of capital.    MetLife Advisers, LLC
  Portfolio (formerly BlackRock                                           Subadviser: BlackRock Advisors,
  Legacy Large Cap Growth                                                 LLC
  Portfolio) -- Class A

BlackRock Diversified Portfolio --  Seeks high total return while         MetLife Advisers, LLC
  Class E                           attempting to limit investment risk   Subadviser: BlackRock Advisors,
                                    and preserve capital.                 LLC

BlackRock Large Cap Value           Seeks long-term growth of capital.    MetLife Advisers, LLC
  Portfolio -- Class A                                                    Subadviser: BlackRock Advisors,
                                                                          LLC

BlackRock Money Market              Seeks a high level of current income  MetLife Advisers, LLC
  Portfolio -- Class A/1/           consistent with preservation of       Subadviser: BlackRock Advisors,
                                    capital.                              LLC

Davis Venture Value Portfolio --    Seeks growth of capital.              MetLife Advisers, LLC
  Class A                                                                 Subadviser: Davis Selected
                                                                          Advisers, L.P.

Frontier Mid Cap Growth Portfolio   Seeks maximum capital                 MetLife Advisers, LLC
  (formerly BlackRock Aggressive    appreciation.                         Subadviser: Frontier Capital
  Growth Portfolio) -- Class A/2/                                         Management Company, LLC

Jennison Growth Portfolio --        Seeks long-term growth of capital.    MetLife Advisers, LLC
  Class A                                                                 Subadviser: Jennison Associates
                                                                          LLC

Met/Artisan Mid Cap Value           Seeks long-term capital growth.       MetLife Advisers, LLC
  Portfolio -- Class A                                                    Subadviser: Artisan Partners
                                                                          Limited Partnership

MetLife Conservative Allocation     Seeks a high level of current         MetLife Advisers, LLC
  Portfolio -- Class A              income, with growth of capital as a
                                    secondary objective.

MetLife Conservative to Moderate    Seeks high total return in the form   MetLife Advisers, LLC
  Allocation Portfolio -- Class A   of income and growth of capital,
                                    with a greater emphasis on income.

MetLife Mid Cap Stock Index         Seeks to track the performance of     MetLife Advisers, LLC
  Portfolio -- Class A              the Standard & Poor's MidCap 400(R)   Subadviser: MetLife Investment
                                    Composite Stock Price Index.          Management, LLC

MetLife Moderate Allocation         Seeks a balance between a high        MetLife Advisers, LLC
  Portfolio -- Class A              level of current income and growth
                                    of capital, with a greater emphasis
                                    on growth of capital.

MetLife Moderate to Aggressive      Seeks growth of capital.              MetLife Advisers, LLC
  Allocation Portfolio -- Class A

MetLife Stock Index Portfolio --    Seeks to track the performance of     MetLife Advisers, LLC
  Class A                           the Standard & Poor's 500(R)          Subadviser: MetLife Investment
                                    Composite Stock Price Index.          Management, LLC

MFS(R) Total Return Portfolio --    Seeks a favorable total return        MetLife Advisers, LLC
  Class A                           through investment in a diversified   Subadviser: Massachusetts
                                    portfolio.                            Financial Services Company

MFS(R) Value Portfolio -- Class A   Seeks capital appreciation.           MetLife Advisers, LLC
                                                                          Subadviser: Massachusetts
                                                                          Financial Services Company

                                                                                    INVESTMENT
FUND                                        INVESTMENT OBJECTIVE                 ADVISER/SUBADVISER
----                                         --------------------                ------------------

MSCI EAFE(R) Index Portfolio --     Seeks to track the performance of      MetLife Advisers, LLC
  Class A                           the MSCI EAFE(R) Index.                Subadviser: MetLife Investment
                                                                           Management, LLC

Neuberger Berman Genesis            Seeks high total return, consisting    MetLife Advisers, LLC
  Portfolio -- Class A              principally of capital appreciation.   Subadviser: Neuberger Berman
                                                                           Management LLC

Russell 2000(R) Index Portfolio --  Seeks to track the performance of      MetLife Advisers, LLC
  Class A                           the Russell 2000(R) Index.             Subadviser: MetLife Investment
                                                                           Management, LLC

T. Rowe Price Large Cap Growth      Seeks long-term growth of capital      MetLife Advisers, LLC
  Portfolio -- Class A              and, secondarily, dividend income.     Subadviser: T. Rowe Price
                                                                           Associates, Inc.

T. Rowe Price Small Cap Growth      Seeks long-term capital growth.        MetLife Advisers, LLC
  Portfolio -- Class A                                                     Subadviser: T. Rowe Price
                                                                           Associates, Inc.

Western Asset Management U.S.       Seeks to maximize total return         MetLife Advisers, LLC
  Government Portfolio -- Class A   consistent with preservation of        Subadviser: Western Asset
                                    capital and maintenance of liquidity.  Management Company

----------

/1/An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Division investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.

/2/Prior to January 7, 2013, BlackRock Advisors LLC was the subadviser to the
   Portfolio.

FOR MORE INFORMATION REGARDING THE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE FUND PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-638-9294.

  RECEIPT OF COMMUNICATIONS AND PAYMENTS AT GENERAL AMERICAN'S ADMINISTRATIVE
                                    OFFICE

   We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Administrative Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

   The Administrative Office for various Policy transactions is as follows:

             Premium Payments            General American
                                         P.O. Box 790201
                                         St. Louis, MO 63179-0201

             Payment Inquires and        General American
             Correspondence              P.O. Box 355
                                         Warwick, RI 02887-0355

             Beneficiary and Ownership   General American
             Changes                     P.O. Box 357
                                         Warwick, RI 02887-0357

             Surrenders, Loans,          General American
             Withdrawals and             P.O. Box 356
             Division Transfers          Warwick, RI 02887-0356

             Death Claims                General American
                                         P.O. Box 356
                                         Warwick, RI 02887-0356

             All Telephone               (800) 638-9294
             Transactions and Inquiries

   You may request a transfer or reallocation of future premiums by written request (which may be telecopied) to our Administrative Office, by telephoning us, or over the Internet (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative, or contact us at (800) 638-9294. To request a transfer or reallocation over the Internet, you may log on to our website at www.genamerica.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

   Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

   If you send premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the payment or transaction to your Policy.

                                DEATH BENEFITS

DEATH PROCEEDS PAYABLE

   The following is added to this section:

   Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation--including complete names and complete address--if and as they change. You should contact our Administrative Office in order to make a change to your beneficiary designation. (See "Receipt of Communications and Payments at General American's Administrative Office.")

                                   TRANSFERS

RESTRICTIONS ON TRANSFERS

   RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Policy Owners to transfer cash value may dilute the value of an Eligible Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).

   We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (i.e., the American Funds Global Small Capitalization Fund, Clarion Global Real Estate Portfolio, Harris Oakmark International Portfolio, Invesco Small Cap Growth Portfolio, Lord Abbett Bond Debenture Portfolio, MFS Research International Portfolio, Baillie Gifford International Stock Portfolio, MSCI EAFE Index Portfolio, Neuberger Berman Genesis Portfolio, Russell 2000 Index Portfolio and T. Rowe Price Small Cap Growth Portfolio--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER ELIGIBLE FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE ELIGIBLE FUNDS. We may change the Monitored Portfolios at any time without notice in our sole discretion.

   As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

   Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios under that Policy to be submitted either (i) in writing with an original signature or
(ii) by telephone prior to 10:00 a.m. A first occurrence will result in the

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imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction. Transfers made under the dollar cost averaging program or the portfolio rebalancing program are not treated as transfers when we monitor the frequency of transfers.

   The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Eligible Fund and there are no arrangements in place to permit any Policy Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

   The Eligible Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent transfer policies established by the Eligible Fund.

   In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading, the Eligible Fund may reject the entire omnibus order.

   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Policy Owner). You should read the Eligible Fund prospectuses for more details.

   RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Eligible Funds except where the portfolio manager of a particular underlying Eligible Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Policy Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.

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                              TAX CONSIDERATIONS

INTRODUCTION

   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

   IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policy Owner should seek tax advice based on the Policy Owner's particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard or guaranteed issue basis, there is additional uncertainty. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

   In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

   In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Eligible Funds, will satisfy these diversification requirements. If Eligible Fund shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, there may be adverse consequences under the diversification rules.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

   IN GENERAL. The death benefit under a Policy should generally be excludible from the gross income of the beneficiary for Federal income tax purposes. In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued
August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these consequences.

   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

   If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary. The foregoing exceptions to the 10 percent additional income tax will generally not apply to a corporate Policy Owner.

   If a Policy becomes a Modified Endowment Contract, distributions will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are

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

generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

   Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

   MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by General American (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a life insurance policy purchase.

   ACCELERATION OF DEATH BENEFIT RIDER. We believe that payments received under the Acceleration of Death Benefit Rider should be fully excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

   ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death.

   Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

   Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

   In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.

   The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

   OTHER POLICY OWNER TAX MATTERS. The tax consequences of continuing the Policy beyond the insured's Attained Age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's Attained Age 100.

   If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

   Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business-owned Policy, the provisions of Section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

   Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

   GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution.

   In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

   Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

   Split dollar insurance plans that provide deferred compensation may be subject to recently enacted rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences. A tax adviser should be consulted with respect to such plans.

   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

   TAX CREDITS AND DEDUCTIONS. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These benefits, which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to Policy Owners since the Company is the owner of the assets from which the tax benefits are derived.

GENERAL AMERICAN'S INCOME TAXES

   Under current Federal income tax law, General American is not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

   Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                               LEGAL PROCEEDINGS

   In the ordinary course of business, General American, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, General American does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of General American to meet its obligations under the Contracts.

                             FINANCIAL STATEMENTS

   The financial statements of General American which are included in this prospectus supplement should be distinguished from the financial statements of the Separate Account, which are also included in this prospectus supplement, and should be considered only as bearing on the ability of General American to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.